NEWS RELEASE

For Immediate Release
July 23, 2024

For Further Information Contact:
David L. Bumgarner, Executive Vice President and Chief Financial Officer
(304) 769-1169

City Holding Company Announces Quarterly Results

Charleston, West Virginia – City Holding Company (“Company” or “City”) (NASDAQ:CHCO), a $6.3 billion bank holding company headquartered in Charleston, West Virginia, today announced quarterly net income of $29.1 million and diluted earnings of $1.96 per share for the quarter ended June 30, 2024. For the second quarter of 2024, the Company achieved a return on assets of 1.85% and a return on tangible equity of 22.2%.

Net Interest Income

The Company’s net interest income increased approximately $0.2 million, or 0.4%, from $54.4 million during the first quarter of 2024 to $54.6 million during the second quarter of 2024. The Company’s tax equivalent net interest income increased $0.2 million, or 0.4%, from $54.6 million for the first quarter of 2024 to $54.8 million for the second quarter of 2024. Due to an increase in average investment balances ($99.9 million) and an increase in the yield on investments (26 basis points), net interest income increased $1.0 million and $0.9 million respectively. Additionally, an increase in the average balance of deposits in depository institutions ($23.9 million) increased net interest income by $0.3 million and an increase in the yield on loans (2 basis points) increased net interest income by $0.2 million. These increases were largely offset by an increase in the cost of interest bearing liabilities (16 basis points) and an increase in the average balance of interest bearing liabilities ($118.6 million) which lowered net interest income by $1.5 million and $0.8 million respectively. The Company’s reported net interest margin decreased from 3.95% for the first quarter of 2024 to 3.87% for the second quarter of 2024.

Credit Quality

The Company’s ratio of nonperforming assets to total loans and other real estate owned decreased from 0.28%, or $11.5 million, at March 31, 2024 to 0.25%, or $10.2 million, at June 30, 2024. Total past due loans increased from $6.7 million, or 0.16% of total loans outstanding, at March 31, 2024, to $10.9 million, or 0.26% of total loans outstanding at June 30, 2024.

As a result of the Company’s quarterly analysis of the adequacy of the allowance for credit losses, the Company recorded a provision for credit losses of $0.5 million in the second quarter of 2024, compared to a provision for credit losses of $0.4 million for the comparable period in 2023, and a recovery of credit losses of $0.2 million for the first quarter of 2024. The provision for credit losses in the second quarter was primarily due to an increase in the loss rate for residential real estate loans.

Non-interest Income

Non-interest income was $18.9 million during the quarter ended June 30, 2024, as compared to $20.3 million during the quarter ended June 30, 2023. During the second quarter of 2024, the Company reported $0.4 million of unrealized fair value gains on the Company’s equity securities as compared to $0.3 million of unrealized fair value losses on the Company’s equity securities during the second quarter of 2023.

Exclusive of these items, non-interest income decreased $2.0 million, or 9.9%, from $20.6 million for the second quarter of 2023 to $18.6 million for the second quarter of 2024. This decrease was largely attributable to a decrease of $2.4 million in bank owned life insurance due to lower death benefit proceeds. This decrease was partially offset by an increase of $0.4 million, or 18.1%, in trust and investment management fee income.

Non-interest Expenses

Non-interest expenses increased $2.0 million, or 5.8%, from $34.8 million in the second quarter of 2023 to $36.8 million in the second quarter of 2024. This increase was largely due to an increase in other expenses of $0.9 million and bankcard expenses of $0.6 million. In addition, salaries and employee benefits increased $0.3 million, and equipment and software related expenses increased $0.2 million.

Balance Sheet Trends

Loans increased $21.1 million (0.5%) from March 31, 2024 to $4.11 billion at June 30, 2024. Residential real estate loans increased $10.5 million (0.6%), home equity loans increased $8.3 million (4.9%), and commercial real estate loans increased $2.7 million (0.2%).

Period-end deposit balances increased $11.5 million from March 31, 2024, to June 30, 2024. Total average depository balances increased $101.7 million, or 2.1%, from the quarter ended March 31, 2024 to the quarter ended June 30, 2024. Average time deposits increased $52.0 million, average interest-bearing demand deposits increased $36.5 million, and average noninterest bearing deposits increased $19.1 million. These increases were partially offset by a decrease of $5.9 million in average savings deposits.

Income Tax Expense

The Company’s effective income tax rate for the second quarter of 2024 was 19.7% compared to 20.1% for the year ended December 31, 2023, and 19.4%, for the quarter ended June 30, 2023.

Capitalization and Liquidity

The Company’s gross loan to deposit ratio was 81.2% and its gross loan to asset ratio was 64.9% at June 30, 2024. The Company maintained investment securities totaling 23.5% of assets as of the same date. The Company’s deposit mix is weighted heavily toward checking and saving accounts, which fund 61.8% of assets at June 30, 2024. Time deposits fund 18.1% of assets at June 30, 2024, with only 13.9% of time deposits having balances of more than $250,000, reflecting the core retail orientation of the Company.

City Holding Company is the parent company of City National Bank of West Virginia (“City National”). City National has borrowing facilities with the Federal Reserve Bank and the Federal Home Loan Bank that can be accessed as necessary to fund operations and to provide contingency funding. These borrowing facilities are collateralized by various loans held on City National’s balance sheet. As of June 30, 2024, City National had the capacity to borrow an additional $1.6 billion from these existing borrowing facilities. In addition, approximately $710 million of City National’s investment securities were pledged to collateralize customer repurchase agreements and various deposit accounts, leaving approximately $780 million of City National’s investment securities unpledged at June 30, 2024.

The Company continues to be strongly capitalized with tangible equity of $526 million at June 30, 2024. The Company’s tangible equity ratio decreased slightly from 8.6% at December 31, 2023 to 8.5% at June 30, 2024. At June 30, 2024, City National’s Leverage Ratio was 9.7%, its Common Equity Tier I ratio was 15.2%, its Tier I Capital ratio was 15.2%, and its Total Risk-Based Capital ratio was 15.7%. These regulatory capital ratios are significantly above levels required to be considered “well capitalized,” which is the highest possible regulatory designation.

On May 29, 2024, the Board of Directors of the Company approved a quarterly cash dividend of $0.715 per share payable July 31, 2024, to shareholders of record as of July 15, 2024. During the quarter ended June 30, 2024, the Company repurchased 142,000 common shares at a weighted average price of $100.24 per share as part of a one million share repurchase plan authorized by the Board of Directors in January 2024. As of June 30, 2024, the Company could repurchase 821,000 additional shares under the current program.

City National operates 97 branches across West Virginia, Kentucky, Virginia, and Ohio.

Forward-Looking Information

This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements express only management’s beliefs regarding future results or events and are subject to inherent uncertainty, risks, and changes in circumstances, many of which are outside of management’s control. Uncertainty, risks, changes in circumstances and other factors could cause the Company’s actual results to differ materially from those projected in the forward-looking statements. Factors that could cause actual results to differ from those discussed in such forward-looking statements include, but are not limited to those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under “ITEM 1A Risk Factors” and the following: (1) general economic conditions, especially in the communities and markets in which we conduct our business; (2) credit risk, including risk that negative credit quality trends may lead to a deterioration of asset quality, risk that our allowance for credit losses may not be sufficient to absorb actual losses in our loan portfolio, and risk from concentrations in our loan portfolio; (3) changes in the real estate market, including the value of collateral securing portions of our loan portfolio; (4) changes in the interest rate environment; (5) operational risk, including cybersecurity risk and risk of fraud, data processing system failures, and network breaches; (6) changes in technology and increased competition, including competition from non-bank financial institutions; (7) changes in consumer preferences, spending and borrowing habits, demand for our products and services, and customers’ performance and creditworthiness; (8) difficulty growing loan and deposit balances; (9) our ability to effectively execute our business plan, including with respect to future acquisitions; (10) changes in regulations, laws, taxes, government policies, monetary policies and accounting policies affecting bank holding companies and their subsidiaries, including changes in deposit insurance premiums; (11) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions; (12) regulatory enforcement actions and adverse legal actions; (13) difficulty attracting and retaining key employees; and (14) other economic, competitive, technological, operational, governmental, regulatory, and market factors affecting our operations. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. Further, the Company is required to evaluate subsequent events through the filing of its June 30,

2024 Form 10-Q. The Company will continue to evaluate the impact of any subsequent events on the preliminary June 30, 2024 results and will adjust the amounts if necessary.

CITY HOLDING COMPANY AND SUBSIDIARIES
Financial Highlights
(Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2024	2024	2023	2023	2023	2024	2023

Earnings
Net Interest Income (fully taxable equivalent)	$54,847	$54,647	$54,889	$55,855	$55,757	$109,495	$109,524
Net Income available to common shareholders	29,115	29,523	27,452	29,839	32,733	58,638	57,074

Per Share Data
Earnings per share available to common shareholders:
Basic	$1.96	$1.98	$1.84	$1.98	$2.16	$3.95	$3.80
Diluted	1.96	1.97	1.84	1.98	2.16	3.94	3.79
Weighted average number of shares (in thousands):
Basic	14,695	14,795	14,758	14,922	14,994	14,721	14,897
Diluted	14,710	14,819	14,785	14,945	15,012	14,740	14,919
Period-end number of shares (in thousands)	14,701	14,825	14,832	14,901	15,007	14,701	15,007
Cash dividends declared	$0.72	$0.72	$0.72	$0.72	$0.65	$1.43	$1.30
Book value per share (period-end)	46.71	46.02	45.65	40.94	42.39	46.71	42.39
Tangible book value per share (period-end)	35.75	35.10	34.69	29.98	31.50	35.75	31.50
Market data:
High closing price	$106.43	$111.40	$115.77	$99.49	$97.92	$111.40	$100.27
Low closing price	98.35	99.28	87.43	87.51	83.57	98.35	83.57
Period-end closing price	106.25	104.22	110.26	90.35	89.99	106.25	89.99
Average daily volume (in thousands)	57	63	62	62	80	60	82
Treasury share activity:
Treasury shares repurchased (in thousands)	142	36	70	109	269	179	488
Average treasury share repurchase price	$100.24	$100.24	$90.61	$89.33	$88.93	$100.24	$90.35

Key Ratios (percent)
Return on average assets	1.85%	1.92%	1.78%	1.94%	2.12%	1.89%	1.89%
Return on average tangible equity	22.2%	22.7%	23.5%	24.1%	27.4%	22.4%	23.7%
Yield on interest earning assets	5.38%	5.33%	5.23%	5.08%	4.87%	5.36%	4.76%
Cost of interest bearing liabilities	2.06%	1.90%	1.70%	1.46%	1.22%	1.98%	1.05%

Net Interest Margin	3.87%	3.95%	3.98%	4.03%	4.00%	3.91%	4.02%
Non-interest income as a percent of total revenue	25.3%	25.0%	25.6%	24.6%	27.1%	25.3%	26.0%
Efficiency Ratio	49.3%	48.5%	47.4%	46.4%	44.6%	48.9%	45.2%
Price/Earnings Ratio (a)	13.53	13.17	14.95	11.40	10.40	13.46	11.85

Capital (period-end)
Average Shareholders' Equity to Average Assets	10.90%	11.09%	10.27%	10.73%	10.38%
Tangible equity to tangible assets	8.50%	8.46%	8.57%	7.55%	7.90%
Consolidated City Holding Company risk based capital ratios (b):
CET I	16.10%	16.15%	15.70%	15.36%	15.47%
Tier I	16.10%	16.15%	15.70%	15.36%	15.47%
Total	16.64%	16.69%	16.23%	15.89%	16.01%
Leverage	10.30%	10.45%	10.23%	10.05%	9.80%
City National Bank risk based capital ratios (b):
CET I	15.17%	14.60%	13.79%	14.73%	14.82%
Tier I	15.17%	14.60%	13.79%	14.73%	14.82%
Total	15.72%	15.14%	14.32%	15.27%	15.36%
Leverage	9.68%	9.42%	8.94%	9.61%	9.36%

Other (period-end)
Branches	97	97	98	99	99
FTE	948	953	957	966	963

Assets per FTE (in thousands)	$6,689	$6,625	$6,447	$6,291	$6,383
Deposits per FTE (in thousands)	5,345	5,304	5,157	5,120	5,208

(a) The price/earnings ratio is computed based on annualized quarterly earnings.
(b) June 30, 2024 risk-based capital ratios are estimated.

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2024	2024	2023	2023	2023	2024	2023
Interest Income
Interest and fees on loans	$59,285	$59,128	$57,755	$55,582	$52,352	$118,413	$99,356
Interest on investment securities:
Taxable	13,947	12,040	12,336	12,432	11,794	25,987	23,567
Tax-exempt	838	830	832	910	950	1,668	2,112
Interest on deposits in depository institutions	1,920	1,570	941	1,265	2,585	3,490	4,176
Total Interest Income	75,990	73,568	71,864	70,189	67,681	149,558	129,211

Interest Expense
Interest on deposits	15,897	14,097	12,479	10,551	8,567	29,994	14,257
Interest on short-term borrowings	3,900	3,621	3,693	2,990	2,963	7,521	5,344
Interest on FHLB long-term advances	1,568	1,423	1,026	1,034	649	2,991	649
Total Interest Expense	21,365	19,141	17,198	14,575	12,179	40,506	20,250
Net Interest Income	54,625	54,427	54,666	55,614	55,502	109,052	108,961
Provision for (recovery of) credit losses	500	(180)	(300)	200	425	320	3,343
Net Interest Income After Provision for (Recovery of) Credit Losses	54,125	54,607	54,966	55,414	55,077	108,732	105,618

Non-Interest Income
Net (losses) gains on sale of investment securities	—	(1)	(4,951)	(730)	—	(1)	773
Unrealized gains (losses) recognized on securities still held	364	(152)	365	—	(294)	212	67
Service charges	6,980	7,035	7,158	7,124	6,906	14,015	13,469
Bankcard revenue	7,245	6,800	7,109	7,058	7,190	14,045	13,793
Trust and investment management fee income	2,762	2,623	2,563	2,409	2,339	5,385	4,591
Bank owned life insurance	775	927	1,218	807	3,208	1,702	4,012
Other income	785	716	774	742	952	1,501	2,278
Total Non-Interest Income	18,911	17,948	14,236	17,410	20,301	36,859	38,983

Non-Interest Expense
Salaries and employee benefits	18,751	18,878	18,772	18,289	18,429	37,629	36,102
Occupancy related expense	2,856	2,840	2,917	2,950	2,811	5,696	5,451
Equipment and software related expense	3,130	2,929	2,824	2,830	2,883	6,059	5,975
FDIC insurance expense	718	711	868	919	690	1,429	1,135
Advertising	972	867	588	790	974	1,839	1,734

Bankcard expenses	2,290	2,039	2,014	2,188	1,736	4,329	3,245
Postage, delivery, and statement mailings	714	666	615	668	596	1,380	1,243
Office supplies	432	453	477	457	591	885	1,011
Legal and professional fees	551	482	478	529	558	1,033	1,028
Telecommunications	624	600	614	568	623	1,224	1,229
Repossessed asset losses (gains), net of expenses	6	229	(50)	40	22	235	38
Other expenses	5,728	5,206	4,992	4,800	4,848	10,934	15,193
Total Non-Interest Expense	36,772	35,900	35,109	35,028	34,761	72,672	73,384
Income Before Income Taxes	36,264	36,655	34,093	37,796	40,617	72,919	71,217
Income tax expense	7,149	7,132	6,641	7,957	7,884	14,281	14,143
Net Income Available to Common Shareholders	$29,115	$29,523	$27,452	$29,839	$32,733	$58,638	$57,074

Distributed earnings allocated to common shareholders	$10,418	$10,505	$10,508	$10,554	$9,668	$20,835	$19,336
Undistributed earnings allocated to common shareholders	18,439	18,757	16,696	19,004	22,774	37,284	37,233
Net earnings allocated to common shareholders	$28,857	$29,262	$27,204	$29,558	$32,442	$58,119	$56,569

Average common shares outstanding	14,695	14,795	14,758	14,922	14,994	14,721	14,897
Shares for diluted earnings per share	14,710	14,819	14,785	14,945	15,012	14,740	14,919

Basic earnings per common share	$1.96	$1.98	$1.84	$1.98	$2.16	$3.95	$3.80
Diluted earnings per common share	$1.96	$1.97	$1.84	$1.98	$2.16	$3.94	$3.79

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
($ in 000s)

	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
Assets
Cash and due from banks	$141,168	$121,853	$123,033	$67,402	$69,622
Interest-bearing deposits in depository institutions	76,818	196,829	33,243	43,314	161,659
Cash and cash equivalents	217,986	318,682	156,276	110,716	231,281

Investment securities available-for-sale, at fair value	1,456,685	1,347,657	1,338,137	1,358,219	1,419,933
Other securities	31,237	30,681	30,966	29,022	29,262
Total investment securities	1,487,922	1,378,338	1,369,103	1,387,241	1,449,195

Gross loans	4,112,873	4,091,788	4,125,923	4,007,482	3,922,142
Allowance for credit losses	(22,688)	(22,310)	(22,745)	(23,128)	(22,751)
Net loans	4,090,185	4,069,478	4,103,178	3,984,354	3,899,391

Bank owned life insurance	119,650	118,875	118,122	117,979	117,173
Premises and equipment, net	71,041	71,623	72,146	72,682	73,118
Accrued interest receivable	21,826	21,759	20,290	19,223	17,973
Net deferred tax assets	43,602	43,969	42,216	58,811	46,944
Intangible assets	161,236	161,832	162,568	163,461	163,426
Other assets	127,947	129,627	124,153	161,659	148,333
Total Assets	$6,341,395	$6,314,183	$6,168,052	$6,076,126	$6,146,834

Liabilities
Deposits:
Noninterest-bearing	$1,354,660	$1,359,072	$1,342,804	$1,333,474	$1,373,106
Interest-bearing:
Demand deposits	1,333,169	1,330,268	1,291,011	1,319,783	1,337,445
Savings deposits	1,233,834	1,266,211	1,259,457	1,282,642	1,343,571
Time deposits	1,145,617	1,100,250	1,040,990	1,009,235	960,941
Total deposits	5,067,280	5,055,801	4,934,262	4,945,134	5,015,063
Short-term borrowings
FHLB short-term advances	—	—	25,000	—	—
Customer repurchase agreements	322,668	304,941	309,856	278,671	271,714
FHLB long-term advances	150,000	150,000	100,000	100,000	100,000
Other liabilities	114,707	121,210	121,868	142,187	123,865
Total Liabilities	5,654,655	5,631,952	5,490,986	5,465,992	5,510,642

Stockholders' Equity
Preferred stock	—	—	—	—	—
Common stock	47,619	47,619	47,619	47,619	47,619
Capital surplus	174,834	175,747	177,424	177,113	176,746
Retained earnings	817,549	799,024	780,299	763,425	744,248
Cost of common stock in treasury	(230,944)	(218,555)	(217,737)	(211,430)	(201,973)
Accumulated other comprehensive loss:
Unrealized loss on securities available-for-sale	(119,737)	(119,023)	(107,958)	(163,171)	(127,026)
Underfunded pension liability	(2,581)	(2,581)	(2,581)	(3,422)	(3,422)
Total Accumulated Other Comprehensive Loss	(122,318)	(121,604)	(110,539)	(166,593)	(130,448)
Total Stockholders' Equity	686,740	682,231	677,066	610,134	636,192
Total Liabilities and Stockholders' Equity	$6,341,395	$6,314,183	$6,168,052	$6,076,126	$6,146,834

Regulatory Capital
Total CET 1 capital	$650,108	$644,235	$627,579	$615,798	$605,661
Total tier 1 capital	650,108	644,235	627,579	615,798	605,661
Total risk-based capital	671,959	665,707	648,646	637,245	626,730
Total risk-weighted assets	4,037,614	3,989,171	3,996,688	4,009,798	3,913,870

CITY HOLDING COMPANY AND SUBSIDIARIES
Loan Portfolio
(Unaudited) ($ in 000s)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023

Commercial and industrial	$408,312	$407,770	$426,950	$424,647	$417,847

1-4 Family	195,992	202,378	206,237	197,081	184,919
Hotels	370,954	354,929	357,142	321,236	324,745
Multi-family	190,390	186,555	189,165	192,329	191,483
Non Residential Non-Owner Occupied	668,330	682,609	680,590	651,498	612,703
Non Residential Owner Occupied	235,993	232,440	240,328	222,544	222,852
Commercial real estate (1)	1,661,659	1,658,911	1,673,462	1,584,688	1,536,702

Residential real estate (2)	1,797,260	1,786,764	1,788,150	1,768,358	1,746,618
Home equity	179,607	171,292	167,201	159,630	151,012
Consumer	62,352	63,556	65,246	65,586	65,201
DDA overdrafts	3,683	3,495	4,914	4,573	4,762
Gross Loans	$4,112,873	$4,091,788	$4,125,923	$4,007,482	$3,922,142

Construction loans included in:
(1) - Commercial real estate loans	$2,233	$6,651	$2,459	$2,533	$3,361
(2) - Residential real estate loans	9,766	19,709	23,066	20,056	20,470

CITY HOLDING COMPANY AND SUBSIDIARIES
Asset Quality Information
(Unaudited) ($ in 000s)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2024	2024	2023	2023	2023	2024	2023
Allowance for Loan Losses
Balance at beginning of period	$22,310	$22,745	$23,128	$22,751	$22,724	$22,745	$17,108

Charge-offs:
Commercial and industrial	(61)	(306)	(84)	—	(69)	(367)	(69)
Commercial real estate	(40)	(31)	(5)	(256)	(117)	(71)	(120)
Residential real estate	(286)	(19)	(68)	(88)	(20)	(305)	(52)
Home equity	(121)	(27)	(21)	(112)	(200)	(148)	(267)
Consumer	(20)	(115)	(6)	(10)	(109)	(135)	(171)
DDA overdrafts	(373)	(356)	(416)	(422)	(357)	(729)	(807)
Total charge-offs	(901)	(854)	(600)	(888)	(872)	(1,755)	(1,486)

Recoveries:
Commercial and industrial	38	25	70	597	86	63	169
Commercial real estate	165	11	17	74	28	176	186
Residential real estate	179	49	4	28	5	228	15
Home equity	38	9	13	18	12	47	16
Consumer	24	98	45	27	28	122	51
DDA overdrafts	335	407	368	321	315	742	713
Total recoveries	779	599	517	1,065	474	1,378	1,150

Net charge-offs	(122)	(255)	(83)	177	(398)	(377)	(336)
Provision for (recovery of) credit losses	500	(180)	(300)	200	425	320	3,343
PCD Loan Reserves	—	—	—	—	—	—	2,811
Adoption of ASU 2022-02	—	—	—	—	—	—	(175)
Balance at end of period	$22,688	$22,310	$22,745	$23,128	$22,751	$22,688	$22,751

Loans outstanding	$4,112,873	$4,091,788	$4,125,923	$4,007,482	$3,922,142
Allowance as a percent of loans outstanding	0.55%	0.55%	0.55%	0.58%	0.58%
Allowance as a percent of non-performing loans	236.8%	206.8%	290.6%	440.1%	405.5%

Average loans outstanding	$4,092,464	$4,092,529	$4,045,889	$3,956,871	$3,896,284	$4,092,497	$3,798,781
Net charge-offs (recoveries) (annualized) as a percent of average loans outstanding	0.01%	0.02%	0.01%	(0.02)%	0.04%	0.02%	0.02%

CITY HOLDING COMPANY AND SUBSIDIARIES
Asset Quality Information, Continued
(Unaudited) ($ in 000s)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
Nonaccrual Loans
Residential real estate	$3,214	$3,452	$2,849	$2,839	$2,774
Home equity	63	121	111	75	24
Commercial and industrial	3,135	3,405	2,211	716	741
Commercial real estate	3,118	3,807	2,387	1,355	1,821
Consumer	—	1	—	1	36
Total nonaccrual loans	9,530	10,786	7,558	4,986	5,396
Accruing loans past due 90 days or more	50	—	270	269	215
Total non-performing loans	9,580	10,786	7,828	5,255	5,611
Other real estate owned	629	752	731	720	874
Total non-performing assets	$10,209	$11,538	$8,559	$5,975	$6,485

Non-performing assets as a percent of loans and other real estate owned	0.25%	0.28%	0.21%	0.15%	0.17%

Past Due Loans
Residential real estate	$7,991	$5,035	$8,059	$6,247	$5,884
Home equity	819	1,028	1,235	1,278	784
Commercial and industrial	1,087	26	435	568	142
Commercial real estate	565	138	715	1,478	238
Consumer	97	75	129	84	57
DDA overdrafts	327	406	364	398	341
Total past due loans	$10,886	$6,708	$10,937	$10,053	$7,446

Total past due loans as a percent of loans outstanding	0.26%	0.16%	0.27%	0.25%	0.19%

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields, and Rates
(Unaudited) ($ in 000s)

	Three Months Ended
	June 30, 2024			March 31, 2024			June 30, 2023
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Loan portfolio (1):
Residential real estate (2)	$1,969,769	$24,763	5.06%	$1,953,647	$24,148	4.97%	$1,894,269	$21,702	4.60%
Commercial, financial, and agriculture (2)	2,055,263	33,524	6.56%	2,070,054	33,980	6.60%	1,933,238	29,754	6.17%
Installment loans to individuals (2), (3)	67,432	998	5.95%	68,828	999	5.84%	68,777	898	5.24%
Total loans	4,092,464	59,285	5.83%	4,092,529	59,127	5.81%	3,896,284	52,354	5.39%
Securities:
Taxable	1,302,197	13,947	4.31%	1,200,310	12,040	4.03%	1,301,063	11,794	3.64%
Tax-exempt (4)	158,894	1,060	2.68%	160,847	1,051	2.63%	174,410	1,203	2.77%
Total securities	1,461,091	15,007	4.13%	1,361,157	13,091	3.87%	1,475,473	12,997	3.53%
Deposits in depository institutions	139,852	1,920	5.52%	115,953	1,570	5.45%	223,671	2,585	4.64%
Total interest-earning assets	5,693,407	76,212	5.38%	5,569,639	73,788	5.33%	5,595,428	67,936	4.87%
Cash and due from banks	103,004			98,966			72,342
Premises and equipment, net	71,491			71,954			73,450
Goodwill and intangible assets	161,607			162,257			163,847
Other assets	316,440			306,278			313,925
Less: Allowance for loan losses	(22,694)			(23,142)			(23,046)
Total assets	$6,323,255			$6,185,952			$6,195,946

Liabilities:
Interest-bearing demand deposits	$1,320,402	$3,845	1.17%	$1,283,868	$3,439	1.08%	$1,328,520	$2,773	0.84%
Savings deposits	1,248,330	2,232	0.72%	1,254,253	2,273	0.73%	1,365,894	1,942	0.57%
Time deposits (2)	1,125,036	9,820	3.51%	1,073,083	8,385	3.14%	962,299	3,852	1.61%
Short-term borrowings	336,434	3,900	4.66%	313,623	3,621	4.64%	294,255	2,963	4.04%
FHLB long-term advances	150,000	1,568	4.20%	136,813	1,423	4.18%	65,934	649	3.95%
Total interest-bearing liabilities	4,180,202	21,365	2.06%	4,061,640	19,141	1.90%	4,016,902	12,179	1.22%
Noninterest-bearing demand deposits	1,341,642			1,322,540			1,419,771
Other liabilities	112,301			115,589			116,083
Stockholders' equity	689,110			686,183			643,190
Total liabilities and
stockholders' equity	$6,323,255			$6,185,952			$6,195,946
Net interest income		$54,847			$54,647			$55,757
Net yield on earning assets			3.87%			3.95%			4.00%

(1) For purposes of this table, non-accruing loans have been included in average balances and the following amounts (in thousands) of net loan fees have been included in interest income:

Loan fees, net		$60			$133			$393

(2) Included in the above table are the following amounts (in thousands) for the accretion of the fair value adjustments related to the Company's acquisitions:
Residential real estate	$72	$45	$78
Commercial, financial, and agriculture	683	1,065	709
Installment loans to individuals	6	6	8
Time deposits	21	63	154
	$782	$1,179	$949

(3) Includes the Company’s consumer and DDA overdrafts loan categories.
(4) Computed on a fully federal tax-equivalent basis assuming a tax rate of approximately 21%.

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields, and Rates
(Unaudited) ($ in 000s)

	Six Months Ended
	June 30, 2024			June 30, 2023
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Loan portfolio (1):
Residential real estate (2)	$1,962,337	$48,912	5.01%	$1,869,375	$41,707	4.50%
Commercial, financial, and agriculture (2)	2,062,016	67,504	6.58%	1,866,177	56,001	6.05%
Installment loans to individuals (2), (3)	68,144	1,997	5.89%	63,229	1,648	5.26%
Total loans	4,092,497	118,413	5.82%	3,798,781	99,356	5.27%
Securities:
Taxable	1,251,253	25,987	4.18%	1,312,118	23,567	3.62%
Tax-exempt (4)	159,871	2,111	2.66%	188,984	2,674	2.85%
Total securities	1,411,124	28,098	4.00%	1,501,102	26,241	3.53%
Deposits in depository institutions	127,902	3,490	5.49%	192,027	4,176	4.39%
Total interest-earning assets	5,631,523	150,001	5.36%	5,491,910	129,773	4.77%
Cash and due from banks	100,985			70,170
Premises and equipment, net	71,723			72,441
Goodwill and intangible assets	161,932			144,305
Other assets	311,358			320,646
Less: Allowance for loan losses	(22,918)			(20,608)
Total assets	$6,254,603			$6,078,864

Liabilities:
Interest-bearing demand deposits	$1,302,135	$7,284	1.12%	$1,282,009	$4,513	0.71%
Savings deposits	1,251,292	4,505	0.72%	1,371,077	3,290	0.48%
Time deposits (2)	1,099,059	18,205	3.33%	932,606	6,453	1.40%
Short-term borrowings	325,028	7,521	4.65%	288,092	5,344	3.74%
FHLB long-term advances	143,407	2,991	4.19%	33,149	649	3.95%
Total interest-bearing liabilities	4,120,921	40,506	1.98%	3,906,933	20,249	1.05%
Noninterest-bearing demand deposits	1,332,091			1,420,221
Other liabilities	113,945			122,709
Stockholders' equity	687,646			629,001
Total liabilities and
Stockholders' equity	$6,254,603			$6,078,864
Net interest income		$109,495			$109,524
Net yield on earning assets			3.91%			4.02%

(1) For purposes of this table, non-accruing loans have been included in average balances and the following amounts (in thousands) of net loan fees have been included in interest income:

Loan fees, net (includes PPP fees)		$193			$911

(2) Included in the above table are the following amounts (in thousands) for the accretion of the fair value adjustments related to the Company's acquisitions:

Residential real estate	$118	$117
Commercial, financial, and agriculture	1,747	855
Installment loans to individuals	12	11
Time deposits	84	164
	$1,961	$1,147

(3) Includes the Company’s consumer and DDA overdrafts loan categories.
(4) Computed on a fully federal tax-equivalent basis assuming a tax rate of approximately 21%.

CITY HOLDING COMPANY AND SUBSIDIARIES
Non-GAAP Reconciliations
(Unaudited) ($ in 000s, except per share data)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2024	2024	2023	2023	2023	2024	2023
Net Interest Income/Margin
Net interest income ("GAAP")	$54,625	$54,427	$54,666	$55,614	$55,502	$109,052	$108,961
Taxable equivalent adjustment	222	220	223	243	255	443	563
Net interest income, fully taxable equivalent	$54,847	$54,647	$54,889	$55,857	$55,757	$109,495	$109,524

Tangible Equity Ratio (period end)
Equity to assets ("GAAP")	10.83%	10.81%	10.98%	10.04%	10.35%
Effect of goodwill and other intangibles, net	(2.33)	(2.35)	(2.41)	(2.49)	(2.45)
Tangible common equity to tangible assets	8.5%	8.46%	8.57%	7.55%	7.90%

Commercial Loan Information (period end)

Commercial Sector	Total	% of Total Loans	Average DSC	Average LTV

Natural Gas Extraction	$26,230	1.16%	3.71	NA
Natural Gas Distribution	12,800	0.57	5.46	NA
Masonry Contractors	49,538	2.19	1.04	84%
Sheet Metal Work Manufacturing	31,444	1.39	1.22	68%
Beer & Ale Merchant Wholesalers	26,894	1.19	3.28	NA
Gasoline Stations with Convenience Stores	42,330	1.88	4.76	65%
Lessors of Residential Builidings & Dwellings	445,176	19.72	1.89	66%
1-4 Family	235,032	10.41	2.97	67%
Multi-Family	173,574	7.69	1.84	64%
Lessors of Nonresidential Buildings	608,933	26.98	1.70	65%
Office Buildings	125,922	5.58	1.64	62%
Lessors of Mini-Warehouses & Self-Storage Units	50,941	2.26	1.43	61%
Assisted Living Facilities	27,184	1.20	1.38	61%
Hotels & Motels	401,096	17.77	1.45	63%

	Average Balance	Median Balance
Commercial Loans	$449	$93
Commercial Real Estate Loans	514	121

CITY HOLDING COMPANY AND SUBSIDIARIES
Non-GAAP Reconciliations, continued
(Unaudited) ($ in 000s, except per share data)

Estimated Uninsured Deposits by Deposit Type
	June 30, 2024	March 31, 2024
Noninterest-Bearing Demand Deposits	17%	16%

Interest-Bearing Deposits
Demand Deposits	13%	12%
Savings Deposits	12%	12%
Time Deposits	16%	15%
Total Deposits	14%	14%

The amounts listed above represent management's best estimate as of the respective period shown of uninsured deposits (either with balances above $250,000 or not collateralized by investment securities).

CITY HOLDING COMPANY AND SUBSIDIARIES
Non-GAAP Reconciliations, continued
(Unaudited) ($ in 000s, except per share data)

Net Growth in DDA Accounts
Year	New DDA Accounts	Net Number of New Accounts	Percentage

2024	16,423	2,849	1.1%
2023*	31,745	4,768	1.9%
2022	28,442	4,544	1.9%
2021	32,800	8,860	3.8%
2020	30,360	6,740	3.0%
2019	32,040	3,717	1.7%
2018*	30,400	4,310	2.2%
2017	28,525	2,711	1.4%

* - amounts exclude accounts added in connection with the acquisitions of Poage Bankshares, Inc. (2018), Farmers Deposit Bancorp, Inc.(2018) and Citizens Commerce Bancshares, Inc. (2023).